                                                                   EXHIBIT 10.19


                           AMENDMENT TO CREDIT AGREEMENTS



      Amendment dated as of July 28, 2003 to the 364-Day Credit Agreement dated as of March 31, 2003 (the "364-DAY CREDIT AGREEMENT") and the 5-Year Credit Agreement dated as of April 1, 2002 (together with the 364-Day Credit Agreement, the "CREDIT AGREEMENTS") among TEXTRON INC. (the "BORROWER"), the BANKS party thereto (the "BANKS") and JPMORGAN CHASE BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                               W I T N E S S E T H :

      WHEREAS, the parties hereto desire to designate Textron Financial Corporation, a subsidiary of the Company, as a Subsidiary Borrower under each of the Credit Agreements;

      NOW, THEREFORE, the parties hereto agree as follows:

      Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreements has the meaning assigned to such term in the Credit Agreements. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreements shall, after this Amendment becomes effective, refer to the Credit Agreements as amended hereby.

      Section 2. Definition of Subsidiary. The definition of "Subsidiary" in
Section 1.01 of each of the Credit Agreements is hereby amended to read in its entirety as follows:

      "SUBSIDIARY" means, in respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof; provided, however, that (except for purposes of provisions of this Agreement relating to Subsidiary Borrowers) no Finance Company or any Subsidiary of any Finance Company shall be treated as a Subsidiary of the Company.

      Section 3. Representations of Borrower. The Company represents and warrants that (i) the representations and warranties of the Company contained in the Credit Agreements will be true on and as of the Amendment Effective Date and
(ii) no Default will have occurred and be continuing on such date.

      Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      Section 6. Effectiveness. This Amendment shall become effective on the date when the Administrative Agent shall have received from each of the Company and Banks comprising the Required Banks under each of the Credit Agreements a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof (the "AMENDMENT EFFECTIVE DATE").

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                    TEXTRON INC.


                                    By:   /s/ Mary F. Lovejoy
                                          ----------------------------------
                                          Name: Mary F. Lovejoy
                                          Title: Vice President and
                                               Treasurer

                                    JPMORGAN CHASE BANK


                                    By:   /s/ Randolph Cates
                                          ----------------------------------
                                          Name: Randolph Cates
                                          Title: Vice President

                                    BANK OF AMERICA, N.A.


                                    By:   /s/ John W. Pocalyko
                                          ----------------------------------
                                          Name: John W. Pocalyko
                                          Title: Managing Director

                                    BANK ONE, NA


                                    By:   /s/ William Buhr
                                          ----------------------------------
                                          Name: William Buhr
                                          Title: Vice President

                                    CITIBANK, N.A.


                                    By:   /s/ Hugo Arias
                                          ----------------------------------
                                          Name: Hugo Arias
                                          Title: Vice President

                                    DEUTSCHE BANK AG NEW YORK BRANCH


                                    By:   /s/ William McGinty
                                          ----------------------------------
                                          Name: William McGinty
                                          Title: Director

                                    By:   /s/ David G. Dickinson Jr.
                                          ----------------------------------
                                          Name: David G. Dickinson Jr.
                                          Title: Vice President

                                    BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY


                                    By:   /s/ J. W. Rhodes
                                          ----------------------------------
                                          Name: J. W. Rhodes
                                          Title: Vice President

                                    BARCLAYS BANK PLC


                                    By:   /s/ Douglas Bernegger
                                          ----------------------------------
                                          Name: Douglas Bernegger
                                          Title: Director

                                    CREDIT SUISSE FIRST BOSTON
                                    acting through its Cayman Islands
                                    Branch


                                    By:   /s/ Jay Chall
                                          ----------------------------------
                                          Name: Jay Chall
                                          Title: Director

                                    By:   /s/ Barbara Wong
                                          ----------------------------------
                                          Name: Barbara Wong
                                          Title: Associate

                                    UBS AG, CAYMAN ISLANDS BRANCH


                                    By:   /s/ Patricia O'Kicki
                                          -------------------------------
                                         Name: Patricia O'Kicki
                                         Title: Director

                                    By:   /s/ Wilfred V. Saint
                                          -------------------------------
                                         Name: Wilfred V. Saint
                                         Title: Associate Director

                                    WACHOVIA BANK, N.A.


                                    By:   /s/ Nathan R. Rantala
                                          -------------------------------
                                         Name: Nathan R. Rantala
                                         Title: Vice President

                                    BMO NESBITT BURNS FINANCING, INC.


                                    By:   /s/ Brian L. Banke
                                          -------------------------------
                                         Name: Brian L. Banke
                                         Title: Managing Director

                                    THE BANK OF NOVA SCOTIA


                                    By:   /s/ Todd S. Meller
                                          -------------------------------
                                         Name: Todd S. Meller
                                         Title: Managing Director

                                    BNP PARIBAS


                                    By:   /s/ Richard Pace
                                          -------------------------------
                                         Name: Richard Pace
                                         Title: Director

                                    By:   /s/ Henry Gaw
                                          -------------------------------
                                         Name: Henry Gaw
                                         Title: Manager

                                    BANK OF MONTREAL


                                    By:   /s/ Brian L. Banke
                                          -------------------------------
                                         Name: Brian L. Banke
                                         Title: Managing Director

                                    HSBC BANK USA


                                    By:   /s/ Christopher M. Samms
                                          -------------------------------
                                         Name: Christopher M. Samms
                                         Title: First Vice President

                                    ROYAL BANK OF CANADA


                                    By:   /s/ Scott Umbs
                                          -------------------------------
                                         Name: Scott Umbs
                                         Title: Manager

                                    SOCIETE GENERALE


                                    By:   /s/ Carol Radice
                                          -------------------------------
                                         Name: Carol Radice
                                         Title: Vice President

                                    SUNTRUST BANK


                                    By:   /s/ William Humphries
                                          -------------------------------
                                         Name: William Humphries
                                         Title: Director